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                                  EXHIBIT 10.26

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                ASSIGNMENT AND ASSUMPTION OF MANAGEMENT AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION OF MANAGEMENT AGREEMENT (this "Assignment") is made and entered into as of November ___, 1999 by and between LAS VEGAS SANDS, INC., a Nevada corporation ("Assignor"), and GRAND CANAL SHOPS MALL CONSTRUCTION, LLC, a Delaware limited liability company ("Assignee"), with reference to the following:

     A. Assignor and Forest City Commercial Management, Inc., an Ohio corporation ("Forest City") are parties to that certain Management Agreement, dated as of July 24, 1997 (the "Management Agreement"), relating to the Shopping Center described in the Management Agreement.

     B. Assignor desires to assign to Assignee all rights and obligations of Assignor under the Management Agreement, and Assignee desires to assume all such rights and obligations.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree that:

          1. Assignment.  Assignor assigns, conveys,  transfers and sets over to
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     Assignee any and all of Assignor's right,  title and interest in and to the
     Management Agreement.

          2. As Is.  The  parties  expressly  acknowledge  and  agree  that this
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     assignment is made "as is", "where is" and without any  representations  or warranties of Assignor of any kind.

          3. Assumption.  Assignee does hereby accept the foregoing  Assignment
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     and assumes,  covenants and agrees to perform,  be bound by,  discharge and observe all of the terms, covenants, conditions, duties, obligations, undertakings and liabilities of Assignor relating to the Management Agreement arising from and after the date hereof.

          4. Governing Law. This  Assignment  shall be governed by and construed
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     in accordance with the laws of the State of Nevada.

          5. Successors and Assigns.  This Assignment  shall be binding upon and
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     shall  inure to the  benefit of the  parties  hereto  and their  respective successors and assigns.

          6.  Modifications.  This  Assignment  may not be modified,  altered or
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     amended, or its terms waived,  except by an instrument in writing signed by the parties hereto.



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     IN WITNESS WHEREOF,  this Assignment has been executed by the parties as of the date first above written.

ASSIGNOR:
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LAS VEGAS SANDS, INC.

By: /s/ David Friedman

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    Name: David Friedman
    Title: Secretary

ASSIGNEE:
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GRAND CANAL SHOPS MALL CONSTRUCTION, LLC

By: Venetian Casino Resort, LLC, as sole member

By: Las Vegas Sands, Inc., as managing member

By: /s/ David Friedman

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   Name: David Friedman
   Title: Secretary